UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2001


                          Rachel's Gourmet Snacks, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

            Minnesota                    000-31317               41-1766701
            ---------                    ---------               ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



            8120 Penn Avenue South, Suite 140, Bloomington, MN 55431
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (952) 884-2305
                                 --------------
                         (Registrant's telephone number)

                              GO-RACHELS.COM CORP.
                              --------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

         On October 24, 2001 the Registrant filed Articles of Amendment to the Articles of Incorporation of GO-RACHELS.COM CORP. with the Office of the Secretary of State, in the State of Minnesota, changing the Registrant's corporate name from GO-RACHELS.COM CORP. to Rachel's Gourmet Snacks, Inc. This action was previously approved by the Shareholders of the Registrant at its Annual Meeting, held on September 17, 2001.







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Rachel's Gourmet Snacks, Inc.



                                        By:     /s/ Lawrence G. Castriotta
                                            ------------------------------------
Date: October 24, 2001                      Lawrence G. Castriotta
                                              Its Chief Executive Officer